
CAMAC
ENERGY
INC.
Partnering for Success
UBS
Global Oil & Gas Conference
September 2011

Forward Looking Statements

CAMAC ENERGY INC.

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; our lack of operating history; limited and potentially inadequate cash resources; expropriation and other risks associated with foreign operations; anticipated pipeline construction and transportation of gas; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations, as well as other risks described in our Annual Report on Form 10-K, Quarterly Reports filed on Form 10-Q, and subsequent filings with the Securities and Exchange Commission ("SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

We may use certain terms in this presentation such as "oil in place," "oil zones," "gas zones," "prospective resources" and "projected barrels of crude oil", or other descriptions of volumes of reserves which imply the existence of quantities of resources. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Prospective resources are those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. The prospective resources included in the Netherland Sewell and Associates Resources Report indicate exploration opportunities and development potential in the event a petroleum discovery is made and should not be construed as reserves or contingent reserves.

This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. Investors are urged to consider closely the disclosure in our SEC filings, available from us at 1330 Post Oak Blvd., Suite 2575, Houston, Texas 77056; Telephone: (832) 209-1404. These filings can also be obtained from the SEC via the internet at www.sec.gov.

About CAMAC Energy

- **History**
  - **May 2007** - goes public as Pacific Asia Petroleum (PAP)
  - **November 2009** - listed NYSE Amex
  - **April 2010** - PAP acquires interest in Oyo Field in Block 120 Offshore Nigeria from CAMAC International, changes name to CAMAC Energy Inc. (NYSE Amex: CAK)
  - **February 2011** – CAMAC Energy acquires remaining interest in OMLs 120/121 offshore blocks from CAMAC International
- **Major Exploration Potential in Prolific Deep Water Nigerian Basin**
  - Oil unrisked prospective resources best estimate 627 MMBbls (NSAI - 12/31/10)
  - Oil unrisked prospective resources high estimate 2,231MMBbls (NSAI - 12/31/10)
- **Well-positioned to acquire additional acreage in greater West Africa region**
- **Exploration opportunity to prove gas reserves in Zijinshan Gas Block in China**
- **Experienced Management team and distinguished Board of Directors**

Competitive Advantage

CAMAC ENERGY INC.

- **Unique Exposure to African Deal Flow**
  - Ability to leverage over 25 years of African relationships and business experience through the Company's Chairman and CEO and its majority shareholder CAMAC International

  - **Nigeria**
    - Nigerian indigenous operator status
      - Local Content Laws encourage Majors to divest to indigenous operators
      - Majors currently in process of divesting producing assets in Nigeria (i.e. Shell, etc.)
    - Existing integrated local organization able to quickly assimilate new opportunities

  - **Frontier African Opportunities**
    - Recent discoveries opening new African resource frontiers (i.e. Ghana, Sierra Leone, Liberia, Mozambique, etc.)
      - Governments seeking regional indigenous operators to participate in value creation
    - Company representatives in Africa working on acquiring attractive prospective acreage

- **China**
  - Local, experienced management with strong relationships with private and government partners

- **No significant debt burden**

AFRICA







OML 120/121
Oil Exploration Blocks



SHADED RELIEF AND SEAFLOOR TOPOGRAPHY
Benin
Lagos
Nigeria
100 miles
OML 120
OML 121

Nigeria Asset Summary

CAMAC ENERGY INC.

- **Major Exploration Potential in OML 120 & OML 121**
  - Prolific Deep Water Nigerian Basin
  - Netherland Sewell & Associates Best Estimates of Unrisked Prospective Resources:
    - Oil : 627 million barrels; high estimate of 2.2 billion barrels
    - Gas : 2 tcf; high estimate of 6.6 tcf
  - Lower risk exploration prospects & leads all defined by 3D seismic

- **Oyo Field in OML 120**
  - Netherland, Sewell & Associates Proved + Probable + Possible Oil Reserves of 47.9 million barrels (gross)
  - Oyo Field began commercial production in December 2009
  - High Quality Crude – trades at premium to Brent
  - Development wells tied back to FPSO "Armada Perdana" with storage capacity of 1MMBbl, oil processing capacity of 40,000 bopd and gas compression for re-injection capacity of 60MMScfd
  - At least two additional development well locations identified

OML 120

Exploration Block with Oil Production

- Block size 917 sq km in shelf to deep water
- Water depths of 150 - 1,000meters
- Governed by Production Sharing Contract (PSC) with ENI, 11th largest oil company in the world
- Entire block covered with 3D seismic
- 7 wells drilled; all found hydrocarbons
  - 6 in Oyo Field
  - 1 in Ewo
- CAK has a 60% contractual interest
  - 5-7% economic interest without participation
  - Up to 30% economic interest with participation
  - Carried through development, but participated 100% in recent $55MM workover on Oyo #5 well
- Oyo Field began producing oil in December 2009
  - Gross avg. production 4,109 Bopd in 2Q11



Okodo 1
OML 125
OML 110
Sonam 1
OML 133
OML 108
OML 91
Erha North
OML 120
Oyo
Erha
OML 89
OPL 279-N
OML 121
Ebalibo 1
PL 248
30
Miles

OML 121

Exploration Block

CAMAC ENERGY INC.

- Block size 887 sq km in shelf to deep water
- Water depths of 150-1,000m
- Governed by the same PSC as OML 120 with ENI
- Located directly south of OML 120
- Covered by 3D seismic
- Ebolibo Field
    - Encountered more than 90 feet of gas in the Pliocene
    - Ebolibo-1 drilled in 2007
- CAK has a 60% contractual interest
    - 5-7% economic interest without participation
    - Up to 30% economic interest with participation


OML 110
Sonam 1
OML 133
OML 91
OML 108
Erha North
OML 120
Oyo
Erha
OML 89
OPL 279-N
OML 121
Ebolibo 1
L 248
OPL 284-DO
30
Miles

Niger Delta Deep Water – Play Summary

CAMAC ENERGY INC.


My
AGE
Seismic Horizon
Fields/discoveries
PLEIST.
PLIOCENE
LATE
EARLY
GELAS.
PIACEN.
MIOCENE
LATE
TORTONIAN
MIDDLE
SERRAVALL
EARLY
BURDIGALIAN
AQUITANIAN
OLIGOCENE
LATE
CHATTIAN
EARLY
RUPELIAN
H_100 - 4.0 MY
Mud prone - Channels
Oyo
H_200 – 5.5 MY
Mud prone - Channels
Abo, Oberan
H_300 – 7.8 MY
Mud prone, confined sand layers – slope channels small lobes
Bonga, Nsiko, Bobo, Bolia-Chota,
H_400 – 12.7 MY
Channels/lobes Slope-basin
Erha, Bosi, Bonga, Nsiko, Bobo, Agbami-Ekoli, Ikija Bolia-Chota, Akpo
H_500 - 16.4 MY
Bosi, Agbami-Ekoli, Ikija,
Unconfined slope and basin floor fans
H_700– 28.5 MY
Mobile Shale

OML 120/121 Prospect Map


OML 120
OML 121
N
10 Km
Ewo North
"O" prosp
Ewo Deep
Erha Field
"G" Prosp
Oyo Field
Oyo-Far East
Ereng
Songu
Eba
Onigu
"P" Prosp
Pro. R
Kigbo
Lead M
Ebolibo Discovery
Legend
Block outline
Water depth (meters)
Producing Field
Discovery
Mature Miocene Prospects
Shallow (Pliocene) Prospects
Lead

OML 120/121 Resource Potential

CAMAC ENERGY INC.

OML120/121 In MMBBLs 16 Prospects/Leads	Unrisked Oil Prospective Resources[1] Best Estimate	 High Estimate
Ereng Prospect	129.6	515.1
Kigbo Prospect	95.2	299.7
Eba Prospect	91.1	354.2
Ewo Deep Prospect	76.4	349.3
Ewo P Prospect	38.7	81.3
Other 11 Prospects/Leads	195.7	631.7
TOTAL	**626.7**	**2,231.3**

OML120/121 In MMBBLs 16 Prospects/Leads	Undiscovered Oil In Place[1] Best Estimate	 High Estimate
Ereng Prospect	393.1	1,442.9
Kigbo Prospect	288.1	825.9
Eba Prospect	277.6	1,002.8
Ewo Deep Prospect	231.6	988.7
Ewo P Prospect	117.3	211.9
Other 11 Prospects/Leads	600.2	1,783.6
TOTAL	**1,907.9**	**6,255.8**



Bosi Field
500 MMBbls
Miocene Play
ExxonMobil
Sonam Field
1tcf Gas Condensate
Miocene Play
Chevron
OML 125
OML 110
OML 108
OML 133
Erha North
Bosi
Erha
OML 120
OML 121
Oyo Field
OML 89
Erha Fields
500 MMBbls
Miocene Play
ExxonMobil
OML 120/121
Best Estimate of
627 MMBbls of
Unrisked Prospective
Resources (1)

(1) Per Netherland Sewell & Associates Resources Estimate Report as of 12/31/10; all prospects seismically defined

Frontier Opportunities

CAMAC ENERGY INC.

Recent African Discoveries! Independents are leading!



Sierra Leone
- *Mercury-1* 300mmboe — Anadarko

Ghana
- *Owo-1* 200mmboe — Tullow Oil
- *Dzara-1* 100mmboe — Vanco

Nigeria
- *Kuyere-1* 201mmboe — ONGC, Mittal
- *Opuyei-1* 150 mmboe

Congo
- *Marine -2* 50mmboe — Total
- *Marine -3* 50mmboe

Angola
- *Cabaca SE-1* 270mmboe — eni
- *Mpungi-1* 66mmboe

Uganda
- *Mpyo* 50mmboe — Tullow Oil

Tanzania
- **Chewa-1* 176mmboe — ophir
- **Pweza* 1.1Tcf

Mozambique
- **Windjammer-1* 528mmboe — Anadarko
- **Barquentine-1* 528mmboe
- **Lagosta-1* 528mmboe
- *Ironclad-1* 59mmboe

Estimated reserves provided
** Indicated primarily gas find*

Source: Renaissance Capital, BP and Wood Mackenzie

Current West African Activity

CAMAC ENERGY INC.



Mauritania
Senegal
Mali
Burkina Faso
Guinea Bissau
Guinea
Sierra Leone
Liberia
Cote D'Ivoire
Ghana
Togo
Volta Basin
Mauritania Production and discoveries
Senegal shelf oil shows
Dome Flore and Sinapa discoveries
Guinea shelf oil shows
Discoveries
Applied
Sierra Leone Discoveries
Liberia shelf oil shows
Cote D'Ivoire production
Major Discoveries and production in Ghana

Source: African Petroleum Presentation, August 2011

CHINA OPERATIONS



Zijinshan Location



Inner Mongolia
Shenfu
Baode
Shaanxi
Shanxi
Linxing
Zijinshan
Sanjiaobei
Russia
Ulaanbaatar
Mongolia
Urumqi
Harbin
Changchun
Shenyang
North Korea
Pyongyang
Beijing
Seoul
South Korea
China
Ordos Basin
Handan
Jinzhuang
Xi'an
New Delhi
Nepal
Kathmandu
Lhasa
Thimphu
Bhutan
Chengdu
Shanghai
Changsha
India
Bangladesh
Dhaka
Kunming
Taibei
Pacific Ocean
Nanning
Hong Kong
Myanmar
Vietnam
Hanoi
Laos
Rangoon
Vientiane
Philip
0
750
1,500
3,000
Kilometers
Legend
Comany Asset
Other City
Beijing
National Capital

Zijinshan Exploration Block

CAMAC ENERGY INC.

- 100% interest in the exploration phase
- 60% interest in the development phase
- Partnered with PetroChina CBM
- 175,000 net acres or 708.1Km^2
- Ordos Basin, Shanxi Province – the 2nd largest oil and gas basin in China
- Significant gas pipeline infrastructure
- Drilled ZJS#'s 1, 2, 3 & 4
    - Gas shows at several intervals in wells ZJS#'s 2,3 & 4
- Three more wells to be drilled 2011-2013
    - Well ZJS#5 scheduled for late 2011
- The Company estimates recoverable gas resource of 300 Bcf for the entire block based on volumetric calculations using regional data assumptions and preliminary Zijinshan field-specific data

ORDOS BASIN GAS FIELDS



Hohhot
1st Beijing Pipeline
2nd Beijing Pipeline
Sulige Pipeline
West-To-East Gas Pipeline
Xi'an Pipeline
Shenfu
Fugu
Shenmu
Baode
Xingxian
Linxing
Zijinshan
Linxian
Sanjiaobei
Sanjiao
Liulin
Shilou North
Shilou West
Shilou South
Tabamiao
Yulin
Changbei
Sulige
Wushenqi
Jingbian
Mizhi
Changdong
PetroChina
Arrow Energy
CUCBM
SGE
Fortune
Shell
Sinopec
Total
Reflection
Orion
Existing Pipeline
Planned/Under Construction
Ordos Basin Gas Production Areas
0
25
50
100
(KM)

Structure Map of Shanxi Formation



The block is structurally divided into 3 parts:
Western folded belt, Central depression, and Eastern faulted folds
zjs04
zjs03
zjs02
zjs06
LXS-07
-1200
LX0001
ZJS1

Growth Strategy

CAMAC ENERGY INC.

- **Nigeria**
  - Work with partner to fast track development and exploration program on OML 120/121
  - Execute opportunistic and accretive acquisitions of marginal producing fields with development upside
    - Leverage 5 year ROFR with affiliated Nigerian Oil & Gas Co. Allied Energy, PLC
  - Form strategic partnerships to participate in the Majors' asset divestiture programs
  - Use existing integrated local organization to manage opportunities
  - Operate acquired fields to leverage and build upon technical capabilities
- **Frontier African Opportunities**
  - Identify promising assets in West, Central & East Africa
  - Execute accretive acquisitions of producing fields with development upside
  - Leverage relationships and indigenous status for positions in prime exploration acreage
- **China**
  - De-risk Chinese gas asset through low cost exploration program for near term monetization and reinvest proceeds in core African opportunities

Company Profile

CAMAC ENERGY INC.

➢ Ticker (NYSE Amex):	CAK
➢ Market Capitalization (9/19/11)	$122 million
➢ 52 Week Price Range:	$0.72 - $3.95
➢ Average Daily Volume (last 90 days)	320,206
➢ Shares Outstanding	154.2 million
➢ Management, Directors & Affiliates	58%

Management

CAMAC ENERGY INC.

Dr. Kase Lawal Chairman & Chief Executive Officer	▪ Over 25 years as CEO & Chairman of CAMAC International, a private African-focused diversified energy co. ▪ Commissioner on the Port of Houston Authority ▪ Member of President Obama's White House Advisory Committee for Trade Policy and Negotiation ▪ Member of Presidential Trade Advisory Committee on Africa during both President Bush's and Clinton's Administrations ▪ Member of Nigerian President Jonathan's 26 Member Presidential Advisory Council
Ed Caminos Senior Vice President & Chief Financial Officer	▪ Former Chief Financial Officer of BPZ Resources, a publicly traded independent oil & gas company focused on South America ▪ Over 20 years of international energy industry related experience with BPZ Resources, Schlumberger and Reliant Energy ▪ Certified Public Accountant; Began career with international public accounting firm KPMG Peat Marwick ▪ B.S.B.A in Accounting from Bloomsburg University of Pennsylvania
Alan Halsey Senior Vice President of Exploration & Production	▪ Former Vice President and COO of Transmeridian Exploration, an independent oil and gas co. in Houston, TX ▪ Over 21 years at Texaco; including Chairman and Managing Director of Texaco Upstream Companies in Nigeria ▪ Former General Manager of Texaco's Angola oil and gas operations ▪ Degree in Oil Technology from Imperial College of Science and Technology, London University
Segun Omidele Senior Vice President of Business Development and New Ventures	▪ Former Senior Vice President of E&P for CAMAC International Corporation ▪ Former Managing Director of Allied Energy PLC in Nigeria ▪ 28 Years with Shell Oil Companies in Nigeria, United Kingdom, and the United States in various position including Resource Volume Manager (Africa), Team Lead-Deepwater Integrated Projects ▪ Masters Degree in Petroleum Engineering from University of Houston
Nicholas Evanoff Senior Vice President, General Counsel and Secretary	▪ Former Senior Vice President, General Counsel and Secretary of Frontera Resources Corporation ▪ Former Vice President, General Counsel and Secretary of Transmeridian Exploration ▪ Held several senior legal executive positions with two international drilling contractors, Pride International and Transocean ▪ Juris Doctorate from the University of Houston Law Center; Studied law at University of Kiel in Germany under a Fulbright Grant

Board of Directors

CAMAC ENERGY INC.

Dr. Kase Lawal	▪ Chairman and CEO of CAMAC Energy Inc. ▪ Commissioner on the Port of Houston Authority ▪ Vice Chairman of Houston Airport Development System Corp. ▪ Member of President Obama's White House Advisory Committee for Trade Policy and Negotiation ▪ Member of Presidential Trade Advisory Committee on Africa during both President Bush's and Clinton's Administrations ▪ Member of Nigerian President Jonathan's 26 Member Presidential Advisory Council
Dr. Lee Patrick Brown	▪ Chairman of the Board of Unity National Bank ▪ Former Mayor of Houston ▪ Former Commissioner of the New York, Atlanta, and Houston Police departments ▪ Former Director of the White House Office of National Drug Control Policy under President Clinton
William Campbell	▪ Principal and Managing Director of PPPCo-CB Energy, LLC; private oil and gas exploration co. ▪ Nearly thirty years of diverse management in finance, legal, land and marketing
J. Kent Friedman	▪ Partner in Public Law Group in Houston Office of Haynes and Boone, LLP ▪ Vice Chairman of the Board and General Counsel of MAXXAM Inc.; a diversified public holding company
John Hofmeister	▪ Head of Citizens for Affordable Energy ▪ Former President of Shell Oil Company
Hazel O'Leary	▪ President of Fisk University ▪ Former Secretary of Energy under President Clinton
Ira Wayne McConnell	▪ Managing Partner and Founder of McConnell & Jones LLP; Certified Public Accountants ▪ Former Chairman of the Audit Committee of the American Heart Association

Contact Information

CAMAC ENERGY INC.

Houston Office
1330 Post Oak Boulevard, Suite 2575,
Houston, Texas USA 77056
Tel: 832-209-1404 Fax: 832-201-1786

Nigeria Office
Plot 1649, Olosa Street, Victoria Island
Lagos, Nigeria
Tel: +234-1-4603340-2 Fax: +234-1-2704271

Beijing Office
Suite 508-510, Nexus Centre, 19A Dong San Huan Bei Lu, Chaoyang District,
Beijing, 100020, People's Republic of China
Tel: +86 10 5967 0444 Fax: +86 10 5967 0488

CAMAC Energy Corporate Website
www.camacenergy.com

Email: IR@camacenergy.com

Thank You

